Pzena Long/Short Value Fund Summary Prospectus June 28, 2018 Investor Class PZVLX Institutional Class PZILX

Before you invest, you may want to review the Pzena Long/Short Value Fund's (the "Long/Short Fund") Statutory Prospectus and Statement of Additional Information ("SAI"), which contain more information about the Long/Short Fund and its risks.  The current Statutory Prospectus and SAI dated June 28, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Long/Short Fund's Statutory Prospectus, SAI and other information about the Fund online at www.pzenafunds.com.  You can also get this information at no cost by calling 1-844-796-1996 (1-844-PZN-1996) or by sending an e-mail request to mutualfunds@pzena.com.

Investment Objective
The Long/Short Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Long/Short Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Shareholder Servicing Plan Fee and Interest Expense and Dividends on Securities Sold Short)	5.74%	5.23%
Shareholder Servicing Plan Fee	0.10%	None
Interest Expense and Dividends on Securities Sold Short	0.74%	0.74%
Total Annual Fund Operating Expenses(1)	7.49%	6.73%
Less: Fee Waiver and Expense Reimbursement(2)	-4.64%	-4.23%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	2.85%	2.50%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement provided in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Long/Short Fund and does not include 0.01% that is attributed to acquired fund fees and expenses ("AFFE").

(2)
Pzena Investment Management, LLC (the "Adviser") has contractually agreed to waive a portion or all of its management fees and pay Long/Short Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes, dividends on securities sold short and extraordinary expenses) do not exceed 2.10% of average daily net assets of the Investor Class shares and 1.75% of average daily net assets of the Institutional Class shares (the "Expense Caps").  The Expense Caps will remain in effect through at least June 27, 2019, and may be terminated only by the Trust's Board of Trustees (the "Board").  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived and paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Long/Short Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$288	$1,780	$3,199	$6,449
Institutional Class	$253	$1,609	$2,918	$5,999

Portfolio Turnover.  The Long/Short Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  The Adviser expects that the Fund's active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.  During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Long/Short Fund seeks to achieve long-term capital appreciation through long positions in securities priced below, and short positions in securities priced above, the Adviser's estimate of long-term earnings power.  The Fund invests primarily in publicly traded equity securities.  The Long/Short Fund makes long and short investments in a diversified portfolio of primarily common stocks.  The Fund invests in stocks following a research-driven, bottom-up and quantitative security selection process.  The Fund's long positions are stocks that, in the opinion of the Adviser, sell at a substantial discount to their intrinsic value but have solid long-term prospects.  The short portfolio will be a broadly diversified basket of stocks that the Adviser believes to be expensive relative to their earnings history.  On average, the Fund is 110% long and 60% short, for a net long position of 50%.

In managing the Fund's assets, the Adviser will follow a classic value strategy. The Fund primarily invests in U.S. listed companies among the largest 1,000 ranked companies by market capitalization, but may invest up to 20% of its net assets in shares of foreign companies through American Depository Receipts ("ADRs") or dollar-denominated foreign securities.  The Fund's investments in foreign securities may include investments in emerging market securities.  The Fund may also invest in real estate investment trusts ("REITs").  From time to time, the Fund may be invested in securities of companies in the same economic sector.  The Fund currently invests a significant portion of its assets in the financial sector.

In evaluating an investment for purchase by the Long/Short Fund, the Adviser focuses on the company's earnings history, underlying financial condition and business prospects considering estimated earnings, economic conditions, degree of competitive or pricing pressures, and the experience and competence of management, among other factors.  The Adviser's sell discipline is guided by the same process with which the Adviser originally screens the investment universe.  The Adviser typically sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

The Long/Short Fund expects to engage in frequent trading of the Fund's portfolio securities.

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Long/Short Fund.  The following additional risks could affect the value of your investment:

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Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund's performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

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Management Risk.  The Long/Short Fund is an actively managed investment portfolio and the Fund relies on the Adviser's ability to pursue the Fund's goal.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

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Equity Securities Risk.  The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions.

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Foreign Securities Risk.  Foreign securities are subject to special risks in addition to those of U.S. issuers.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Long/Short Fund's investments.

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Emerging Markets Risk.  In addition to the risks of foreign securities in general, investments in emerging markets may be riskier than investments in or exposure to investments in the U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

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Depositary Receipt Risk.  The Long/Short Fund's equity investments may take the form of sponsored or unsponsored depositary receipts.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

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Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets.

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Sector Emphasis Risk.  The securities of companies in the same or related businesses, if comprising a significant portion of the Long/Short Fund's portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund's portfolio.

o
Financial Sector Risk.  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Long/Short Fund at quoted market prices.
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Value Style Investing Risk.   The Fund emphasizes a "value" style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" securities may not move in tandem with the returns on other styles of investing or the stock market in general.

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Short Sales Risk.  A short sale is the sale by the Long/Short Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

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Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Selling securities short involves the use of leverage.  Leverage can cause the Long/Short Fund's portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio's gains and losses and therefore increase its volatility.

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Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

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Real Estate Investment Trust (REIT) Risk.  Investments in REITs are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called "sub-prime" mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Performance
The following information provides some indication of the risks of investing in the Long/Short Fund.  The bar chart shows the annual returns for the Fund's Institutional Class shares from year to year.  The table shows how the Fund's average annual returns for the 1-year and since inception periods compare with those of broad measures of market performance.  The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund's website at www.pzenafunds.com or by calling the Fund toll-free at 1-844-796-1996 (844-PZN-1996).

Calendar Year Total Returns as of December 31 – Institutional Class
The Fund's calendar year-to-date return as of March 31, 2018 was -0.65%.  During the period of time shown in the bar chart, the highest return for a calendar quarter was 12.24% (quarter ended December 31, 2016) and the lowest return for a calendar quarter was -3.47% (quarters ended March 31, 2015 and September 30, 2015).

Average Annual Total Returns (For the period ended December 31, 2017)		Since Inception
	1 Year	(3/31/2014)
Institutional Class
Return Before Taxes	3.06%	3.71%
Return After Taxes on Distributions	3.06%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	1.73%	2.61%
Investor Class
Return Before Taxes	2.89%	3.44%
Russell 1000® Total Return Index (reflects no deduction for fees, expenses or taxes)	21.69%	11.94%
ICE BofAML 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.82%	0.29%
50% Russell 1000® Index/50% ICE BofAML 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	10.82%	6.08%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Long/Short Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Management
Investment Adviser.  Pzena Investment Management, LLC is the Long/Short Fund's investment adviser.

Portfolio Managers.  Mr. TVR Murti (Principal and Portfolio Manager), Mr. Eli Rabinowich (Principal and Portfolio Manager) and Mr. Manoj Tandon (Principal, Director of Research and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Long/Short Fund's portfolio.  Messrs. Murti and Rabinowich have managed the Fund since its inception in March 2014, and Mr. Tandon has managed the Fund since July 2014.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Long/Short Fund shares on any business day by written request via mail (Pzena Long/Short Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-844-796-1996 (844-PZN-1996), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$1,000	$100
Institutional Class	$1,000,000	Any Amount

Tax Information
The Long/Short Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Long/Short Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.